UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________

FORM 8-K
_________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 10, 2026
Date of Report (Date of earliest event reported)
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Krispy Kreme, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-40573	37-1701311
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2116 Hawkins Street, Suite 101, Charlotte, North Carolina 28203
(Address of principal executive offices)

(800) 457-4779
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)
_________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $0.01 par value per share	DNUT	NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.
On June 10, 2026, Krispy Kreme, Inc. (the “Company”) held its virtual annual meeting of stockholders (the “Annual Meeting”). The matters voted on at the Annual Meeting and the votes cast with respect to each matter are set forth below.
Proposal 1: Election of Directors
The Company’s stockholders elected eight directors to hold office for a one-year term and until his or her successor shall have been elected and qualified.

NOMINEE	FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
Patricia Capel	104,046,234	3,894,509	74,014	19,230,549
Joshua Charlesworth	107,399,529	545,963	69,265	19,230,549
David Deno	107,559,386	387,512	67,859	19,230,549
Patrick Grismer	107,604,679	338,819	71,259	19,230,549
Bernardo Hees	104,410,673	3,526,106	77,978	19,230,549
David Shear	107,599,348	343,702	71,707	19,230,549
Easwaran Sundaram	102,192,092	5,021,273	801,392	19,230,549
Melissa Werneck	107,171,754	775,353	67,650	19,230,549
Proposal 2: Advisory Resolution to Approve Executive Compensation
The Company’s stockholders approved an advisory resolution regarding the Company’s executive compensation.

FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
106,613,820	1,323,673	77,264	19,230,549
Proposal 3: Ratification of the Appointment of Independent Registered Public Accounting Firm
The Company’s stockholders ratified the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for fiscal year 2026.

FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
126,062,729	865,527	317,050	0
Proposal 4: Approval of Amendment and Restatement of the Company’s 2021 Omnibus Incentive Plan
The Company’s stockholders approved the Amendment and Restatement of the Krispy Kreme, Inc. 2021 Omnibus Incentive Plan.

FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
85,938,583	21,269,870	806,304	19,230,549
The stockholder proposal to amend the Company’s governing documents to replace supermajority voting requirements with simple majority voting requirements was not voted on because it was not properly presented as the proponent failed to attend, or cause a qualified representative to attend, the Annual Meeting and present the proposal. If the stockholder proposal had been properly presented, the proposal would not have been approved by the Company’s stockholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KRISPY KREME, INC.

Dated: June 12, 2026

By:    /s/ Atiba Adams

Name:	Atiba Adams
Title:	Chief Legal Officer and Corporate Secretary